CENTURY CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened at 8:00 a.m., Mountain Daylight Time, on Thursday, May 29, 1997, at 1625 Broadway, Suite 1600, Denver, Colorado, for the following purposes:

1.   To elect one Class III director to the Board of Directors;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 21, 1997 will be entitled to vote at the meeting.


STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.


                                         By Order of the Board of Directors

                                         /s/ Norbert Teufelberger
                                         -------------------------------

                                         Norbert Teufelberger, Secretary
Colorado Springs, Colorado
April 25, 1997

                              CENTURY CASINOS, INC.
                        26 South Tejon Street, Suite 203
                        Colorado Springs, Colorado 80903

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                             To Be Held May 29, 1997

                                   IN GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 29, 1997, at 1625 Broadway, Suite 1600, Denver, Colorado, at 8:00 a.m., Mountain Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was sent on or about April 25, 1997 to stockholders of the Company.

         The shares covered by the enclosed proxy, if received by the Board of Directors prior to the Meeting, will be voted in favor of the election of the nominee to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals to be considered at the Meeting. The matters to be brought before the Meeting are the election of one Class III member of the Board of Directors, and the transaction of such other business as may come before the Meeting.

         Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

                                VOTING SECURITIES

         Only stockholders of record at the close of business on April 21, 1997 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 15,861,885 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

         A majority of the number of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting.

         The following table sets forth information as of April 21, 1997, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below other than Thomas Graf are officers and directors of the Company:




                             Name and                           Amount and
                             Address of                          Nature of               Percent of
Title of Class             Beneficial Owner                 Beneficial Ownership            Class
--------------             ----------------                 --------------------         ----------

Common Stock,              Erwin Haitzmann                      1,627,338 (a)               9.7%
$.01 par value             26 South Tejon Street
                           Suite 203
                           Colorado Springs, CO 80903

Common Stock,              Peter Hoetzinger                       985,456 (b)               6.0%
$.01 par value             26 South Tejon Street
                           Suite 203
                           Colorado Springs, CO 80903

Common Stock,              James D. Forbes                        829,828 (c)               5.1%
$.01 par value             26 South Tejon Street
                           Suite 203
                           Colorado Springs, CO 80903

Common Stock,              Norbert Teufelberger                   553,832 (d)                3.4%
$.01 par value             26 South Tejon Street
                           Suite 203
                           Colorado Springs, CO 80903

Common Stock,              Brad Dobski                             62,333 (e)                 (f)
$.01 par value             26 South Tejon Street
                           Suite 203
                           Colorado Springs, CO 80903

Common Stock,              All Officers and Directors           4,059,287                   22.3%
$.01 par value             as a Group (five persons)

Common Stock,              Thomas Graf                          2,561,000 (g)               16.1%
$.01 par value             Liechtensteinstrasse 54
                           A-2344 Maria Enzerdorf
                           Austria


(a) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 820,000 shares exercisable at $1.50 per share; and (iii) a warrant for 13,669 shares exercisable at $2.25 per share.

(b) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 413,000 shares exercisable at $1.50 per share; (iii) a warrant for 8,728 shares exercisable at $2.25 per share; and (iv) 100,000 shares held by Mr. Hoetzinger's spouse.

(c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 328,000 shares exercisable at $1.50 per share; and (iii) a warrant for 13,064 shares exercisable at $2.25 per share.

(d) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 143,000 shares exercisable at $1.50 per share; and (iii) a warrant for 5,416 shares exercisable at $2.25 per share.

(e) Includes incentive stock options for 4,500 shares exercisable at $2.25 per share and 38,333 shares exercisable at $1.50 per share, and is less than 1% of the Common Stock.

(f)      Less than 1%.

(g)      Includes a warrant for 50,000 shares exercisable at $2.25 per share.



             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

         Information regarding the Board of Directors and executive officers of the Company, as of April 21, 1997, is as follows:

                                                                  Officer or
     Name             Age          Positions Held               Director Since
                                                                 --------------

Erwin Haitzmann       43    Chairman of the Board                  March 1994

Peter Hoetzinger      34    Vice Chairman of the Board
                               and Assistant Secretary             March 1994

James D. Forbes       39    President, Assistant Treasurer
                               and Director                        March 1994

Norbert Teufelberger  32    Secretary and Director                 March 1994

Brad Dobski           44    Vice President-Finance and             January 1995
                                     Chief Accounting Officer

     There is no family relationship between or among any of the above-listed officers and directors.

     Erwin Haitzmann holds a Doctorate degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has extensive casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann served as Chief Executive Officer of Casinos Austria International from 1981 to 1992. During his employment he served as chairman or member of the board of directors of more than 25 casino subsidiaries of Casinos Austria International worldwide. From October 1992 through April 1993 he was employed by Novo Invest Casino Development as Head of the Management Board. Mr. Haitzmann has been employed full-time by the Company since May 1993.

     Peter Hoetzinger received an MBA from the University of Linz, Austria, in 1986. He thereafter joined Casinos Austria International, where he was responsible for business development and acquisitions through October 1992; he served as deputy to the Chief Executive Officer and as director of 10 casino subsidiaries of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

     James D. Forbes, from 1979 to 1987, was employed in several positions in the gaming industry with British casino companies. From 1987 through January 1993, he was employed in the gaming industry by Casinos Austria International in various positions, including casino manager, general manager, operations manager and regional managing director. Mr. Forbes has been employed full-time by the Company since February 1993.

     Norbert Teufelberger received an MBA from Vienna University in 1989. He thereafter joined Casinos Austria International in 1989, as Assistant to the Chief Executive Officer, later becoming Head of International Finance & Control. There, his responsibilities included establishing financial operating systems for the parent and all subsidiary companies. Additionally, he was responsible for negotiating and establishing financing requirements of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Mr. Teufelberger has been employed full-time by the Company since May 1993.

     Brad Dobski  holds a B.S.  Degree in  Mathematics  from the  University  of
Illinois  (1974),  a  Master's  Degree in  Accountancy  from the  University  of
Illinois (1978) and is a Certified Public Accountant. From 1978 to 1986 he was employed by the public accounting firm of Price Waterhouse, and ended his tenure as Audit Manager. From 1986 to 1994 he served in various financial management capacities in the U.S. and abroad with the Kiewit Companies, a privately-held multinational conglomerate engaged in construction, telecommunications and energy. He held the position of Financial Director of McCourt/Kiewit International prior to leaving Kiewit in April 1994. Mr. Dobski has been employed full-time by the Company since November 1994. He became Chief Accounting Officer in January 1995 and became Vice President- Finance in March 1997.

         Executive Compensation

         The table below sets forth executive compensation during 1994, 1995 and 1996 to the chief executive officer of the Company, James D. Forbes, and to all other executive officers who received greater than $100,000 in compensation in 1996. No executive officer received compensation greater than $100,000 during 1995 and no officer of the Company, other than Mr. Forbes, received compensation in 1994 greater than $100,000.



                           SUMMARY COMPENSATION TABLE


                                                                           Awards                  Payouts

                                                                          --------------------------------
                                                                                       Securities
                                                               Other                     Under-
                                                              Annual      Restricted     lying               All Other
                                                              Compen-       Stock       Options/     LTIP     Compen-
                                         Salary      Bonus    sation       Award(s)       SARs      Payout    sation
                               Year        ($)        ($)       ($)          ($)           (#)        ($)       ($)
                               ----      -------    ------     ----         ----          ----        ----     ----
Erwin Haitzmann,               1996      125,000    22,108      --           --            --          --       --
Chairman of the Board
Peter Hoetzinger,              1996      125,000    21,809      --           --            --          --       --
Vice Chairman
James D. Forbes,               1996      125,000    13,189      --           --            --          --       --
President                      1995       99,500        --      --           --         458,000        --       --
                               1994      100,957        --      --           --            --          --       --
Norbert Teufelberger,          1996      125,000     5,765      --           --            --          --       --
Director



                      YEAR-END OPTION VALUES - COMMON STOCK

     The following table sets forth the aggregate options held by certain executive officers of the Company.


                                                                                                   Value of unexercised
                                                                         Number of Securities     in-the-money options at
                                                                         underlying options        December 31, 1996
      Name                     Exercise(#)         Value realized     Exercisable/Unexercisable  Exercisable/Unexercisable
 ---------------               -----------         --------------     -------------------------  -------------------------

Erwin Haitzmann,
Chairman of the                     -                     -                  950,000/-0-                   $-0-(a)
Board


Peter Hoetzinger,                   -                     -                  543,000/-0-                   $-0-(a)
Vice Chairman


James D. Forbes,                    -                     -                  458,000/-0-                   $-0-(a)
President


Norbert Teufelberger,               -                     -                  273,000/-0-                   $-0-(a)
Director


(a) Based on the average of the low ($1.22) and high ($1.34) bid prices of the Company's Common Stock on the Nasdaq Stock Market as quoted on December 31, 1996.



         There were no options granted to the above named officers in 1996.

         Directors who are full-time employees receive no compensation for their services as directors; all of the Company's directors are full-time employees.

                        COMPLIANCE WITH SECTION 16(a) OF
                           THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

                                   PROPOSAL I

                              ELECTION OF DIRECTOR

         In the 1994 annual meeting, the stockholders approved a proposal to divide the Board into three classes as nearly equal in number as possible. Two Class I directors were elected for an initial one-year term expiring at the 1995 Annual Meeting of Stockholders. One of the Class I directors has since resigned, and the size of the Board was reduced from five to four members. Two Class II directors, Messrs. Forbes and Hoetzinger, were elected for an initial two-year term expiring at the 1996 Annual Meeting of Stockholders. One Class III director, Mr. Haitzmann, was elected for an initial three-year term expiring at the 1997 Annual Meeting of Stockholders. Beginning with the 1995 annual meeting, each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, directors of one Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

         At the Meeting, the one Class III director will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominee, Erwin Haitzmann. Proxies cannot be voted for a greater number of directors than the number nominated, which, in this instance, is one director. The nominee is presently a member of the Board of Directors, having been appointed in connection with the March 31, 1994 business combination. The nominee has indicated a willingness to serve; however, in the event the nominee should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

         The information concerning Mr. Haitzmann, the nominee for the Class III director, is set forth above under "Information Concerning Directors and Executive Officers."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEE.

Certain Information Regarding the Board of Directors

         During 1996, there were no formal meetings of the Board of Directors. However, all directors were also full-time employees of the Company, and on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings. The Board of Directors does not have separate Audit, Compensation or Nominating Committees.

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP is the Company's independent public accounting firm. Deloitte & Touche LLP is expected to be the Company's independent auditor for 1997. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to be available to respond to questions.

                              STOCKHOLDER PROPOSALS

         Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1998 annual meeting of stockholders must be received by the Company by November 1, 1997, to be included in the Company's proxy statement and related proxy for such annual meeting. Such proposals should be directed to the Secretary of the Company.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Meeting, but if other matters come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

         No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's common stock. Special solicitation of proxies may in certain instances be made personally or by telephone by officers and employees of the Company and by employees of certain banking and brokerage houses. All expenses, estimated to be normal in connection with this solicitation, will be borne by the Company. Votes will be counted manually.

Abstentions will be noted, and will be counted as present for purposes of a quorum. Broker non-votes will not be counted for purposes of a quorum.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Annual Report on Form 10-KSB of the Company for the Year Ended December 31, 1996, without exhibits, accompanies this Proxy Statement. No such part of the Form 10-KSB is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                            BY ORDER OF THE BOARD OF DIRECTORS

Colorado Springs, Colorado
April 25, 1997

PROXY                                                                      PROXY
                              CENTURY CASINOS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Thursday, May 29, 1997, at 1625 Broadway, Suite 1600, Denver, Colorado, at 8:00 a.m. Mountain Daylight Time, and hereby appoints James D. Forbes or Norbert Teufelberger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.   To elect one Class III director to the Board of Directors: Erwin Haitzmann

     Erwin Haitzmann     FOR  _____      AGAINST  _____     ABSTAIN  _____

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         Dated this ______ day of ________________, 1997.


                                                -------------------------------
                                                Signature

                                                -------------------------------
                                                Signature

                                                Please  sign your name  exactly
                                                as it appears on your stock
                                                certificate.  If shares are held
                                                jointly, each holder should
                                                sign. Executors,  trustees,  and
                                                other fiduciaries should so
                                                indicate when signing.

                                                Please sign,  date and return
                                                this proxy immediately.

                                                NOTE:  Securities dealers please
                                                state the number of shares voted
                                                by this proxy ______________.